SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:

[ ]     Preliminary Information Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
        (e)(2))
[X]     Definitive Information Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         UNIVERSAL MEDIA HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Information Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)         Title of each class of securities to which transaction applies:
     (2)         Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)         Proposed maximum aggregate value of transaction:
     (5)         Total fee paid:

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any  part  of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                         UNIVERSAL MEDIA HOLDINGS, INC.

                              INFORMATION STATEMENT


THIS IS AN INFORMATION STATEMENT, AND NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND IN A PROXY

To All Stockholders of
UNIVERSAL MEDIA HOLDINGS, INC.

         This is to inform you that a meeting of the majority of shares entitled tovote of Universal Media Holdings, Inc., a Delaware corporation (the "Company"), that was held on April 2, 2001, at the offices of the Company, wherein the Board of Directors and the majority of shares entitled to vote, voted on the following matter:

         An amendment of the Certificate of Incorporation of the Company to change the name of the Company to "GLOBAL CONSOLIDATED INDUSTRIES, INC." (the "Corporate Name Change");

         The Corporate Name Change is more fully described in the accompanying Information Statement and the exhibits thereto, which form a part of this Notice.

         As part of this filing, we will be applying for a new symbol and will make that announcement at the appropriate time.

         Thank you for your support of our company.

                                                         Sincerely,

                                                         Anthony Vigiotti
                                                         Chief Executive Officer
                                                         Union, New Jersey

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

                         UNIVERSAL MEDIA HOLDINGS, INC.
                                540 North Avenue
                             Union, New Jersey 07083
                                 (877) 890-9719


                              INFORMATION STATEMENT

                                     GENERAL

         This Information Statement is furnished in connection by the Board of Directors of Universal Media Holdings, Inc. (the "Company"), in connection with the stockholder approval of a certain amendment to the Certificate of Incorporation.

         The Company's Board of Directors approved the resolutions on April 2, 2001. A Written Consent of the Majority of Share Entitled to Vote was executed on April, 2001.

         As a result of these actions, the Company will, effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, change its name to Global Consolidated Industries, Inc.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date concerning the beneficial ownership of the Common Stock, (i) by each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock; (ii) by each director; (iii) by each executive officer; and (iv) by all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

Name of Beneficial                    Amount and Nature         Percent of Class
Owner(3)                            of Beneficial Ownership         Common (5)
                                         Common(1)
------------------------------      -----------------------     ----------------
All Ten Enterprises, Inc.(2)(4)           30,000,000                 22.79
Lance Lang(2)                             15,000,000                 11.39
Romaro Pericone(2)                        15,000,000                 11.39

Jeff Chisholm                             30,000,000                 22.79
------------------------------
All directors and executive               90,000,000                 68.36
officers and 5% beneficial owners
as a group (4 persons)

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

(1)      Represents sole voting and investment power unless otherwise indicated.
(2)      Officer and/or Director of the Company.
(3)      The address of each individual and entity is in care of the Company.
(4) Corporation is controlled by Anthony Vigliotti, Chairman of the Company.
(5) Based on approximately 131,634,346 shares of Company Common Stock outstanding as of April 2, 2001.



                        APPROVAL OF CORPORATE NAME CHANGE

         At the Special Meeting, holders of the majority of shares of Common Stock entitled to voted to change the name of the Company from "Universal Media Holdings, Inc." to "Global Consolidated Industries, Inc." (the "Corporate Name Change"), by means of an amendment to the Company's Certificate of Incorporation. The Board of Directors adopted resolutions approving the Corporate Name Change and the majority of shares of Common Stock entitled to vote also approved the name change at the Special Meeting. A Certificate of Amendment to the Certificate of Incorporation, in the form of Exhibit A, below, will be filed with the Secretary of State of Delaware as soon as practicable.

         The Board of Directors determined that it was in the best interests of the Company to make certain acquisitions that are currently under discussion by the Board and certain consultants. These possible acquisitions are possibly outside the current business of the Company. In addition, it is the belief of the Board of Directors that the Company should begin seeking other developmental ideas to nurture and expand upon in the future. In light of this, the Board of Directors determined that the name of the Company should be changed to better reflect the direction of the Company.

         Accordingly, the Board of Directors decided that Article One of the Company's Certificate of Incorporation would be amended to change the Company's corporate name to "Global Consolidated Industries, Inc.", a name that will better reflect the Company's possible future entry into alternate businesses and the development of future business plans.

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

EXHIBIT A

                           CERTIFICATE of AMENDMENT of
                         CERTIFICATE of INCORPORATION of
                         UNIVERSAL MEDIA HOLDINGS, INC.

    Pursuant toss.242 of the General Corporation Law of the State of Delaware


         The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify and set forth as follows:

         FIRST: That at a meeting of the Board of Directors of Universal Media Holdings, Inc. (the "Corporation"), the following resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable:

            RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

                "FIRST: The name of the Corporation shall be Global Consolidated Industries, Inc."


         SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD:  That  the  aforesaid   amendment  was  duly  adopted  with  the
applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Anthony Vigliotti, this 2nd Day of April, A.D. 2001.

                                                             -------------------
                                                             Anthony Vigliotti,
                                                             Authorized Officer


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